Exhibit 10.11
Execution Copy
REAL ESTATE FUND FORMATION AGREEMENT
This Real Estate Fund Formation Agreement (this “Agreement”), dated as of October 15, 2009, is entered into by and between Yucaipa American Alliance Fund II, LLC, a Delaware limited liability company (“Yucaipa”), and Morgans Hotel Group Co., a Delaware corporation (“MHG”). In consideration of the promises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. The Fund. Yucaipa and MHG shall use good faith efforts to endeavor to raise a private investment fund (the “Fund”) in accordance with subparagraphs (a) through (g) of this Section 1:
(a) The purpose of the Fund will be to, subject to reasonable exceptions to be mutually agreed by Yucaipa and MHG, invest in (i) hotel real estate projects located in North America (including, without limitation, (x) the acquisition, development or redevelopment of hotel real estate projects and (y) investments in, or acquisitions, development or redevelopment of, condominiums, bars, restaurants, retail establishments, entertainment venues and other business ventures located within or reasonably related to any hotel real estate project described in the foregoing clause (y)) directly or indirectly undertaken by MHG or any of its subsidiaries where there is the opportunity to own at least a 20% equity interest in such project and to make an equity investment of at least $10,000,000 (each such project, a “Qualified Morgans Project”) (each underlying hotel of a Qualified Morgans Project in which the Fund invests, a “Fund Morgans Hotel”) and (ii) such other hotel real estate projects that are related to first class full-service hotels as determined by the General Partner; provided that no hotel real estate project located in North America that had been undertaken by a person without the participation of MHG or any of its subsidiaries shall be deemed to be a Qualified Morgans Project if (A) such project is subsequently acquired by MHG or any of its subsidiaries in connection with the acquisition by MHG or such subsidiary of such project together with (I) assets other than hotel real estate projects or (II) hotel real estate projects that are located outside of North America and (B) a majority of the value of the assets being acquired in such acquisition (as measured based on allocable purchase price at the time of such acquisition) arises from the portion of such assets that are either (I) assets other than hotel real estate projects or (II) hotel real estate projects that are located outside of North America.
(b) The Fund will have the first right to fund up to the entire equity investment (but excluding any portion reserved for co-investment by MHG pursuant to the last sentence of this Section 1(b)) in (i) each Qualified Morgans Project and (ii) other hotel real estate projects to be mutually agreed by Yucaipa and MHG (such right, the “Investment Rights”). MHG will not, and will cause its subsidiaries and the Non-Yucaipa Key Professionals (as defined below) to not, invest in, or cause to be offered to any person, the opportunity to invest or otherwise participate in any project (including, without limitation, any Qualified Morgans Project) that is subject to the Investment

Rights, in each case, except to the extent the Fund has been offered in accordance with this Agreement, and the Fund has declined, such opportunity. The Fund will be deemed to have declined an opportunity if the Fund does not accept such opportunity within 30 calendar days after being offered such opportunity in accordance with this Agreement. The General Partner shall use its reasonable best efforts to complete, and MHG shall use its reasonable best efforts to provide promptly to the General Partner such information as the General Partner may reasonably request in order to facilitate the completion of, the General Partner’s due diligence review of such opportunity within such 30-calendar-day period. If the Fund has been offered such opportunity in accordance with this Agreement, and the Fund has declined any portion of such opportunity, then MHG, its affiliates and the Non-Yucaipa Key Professionals may invest or otherwise participate in such portion on its own or with one or more third parties; provided that such investment or participation must be on terms and conditions no more favorable, taken as a whole, to any such participating party in any material respect than the terms and conditions that were offered to, and declined by, the Fund, unless (x) such more favorable terms and conditions are offered to the Fund in accordance with this Agreement and (y) the Fund does not elect, within seven calendar days after such offer, to invest in such opportunity upon such more favorable terms and conditions. If the Fund invests in any Qualified Morgans Project, MHG may, in MHG’s sole discretion, elect to co-invest with the Fund, on a pari passu basis with the Fund and upon terms and conditions no more favorable to MHG than the terms and conditions applicable to the Fund’s investment in such Qualified Morgans Project, in such amount as MHG shall determine up to 20% of the aggregate equity investment of the Fund and MHG in such Qualified Morgans Project.
(c) The Investment Rights will commence as of the closing of the Fund at which aggregate capital commitments to the Fund equal or exceed $100,000,000 and will terminate upon the earliest to occur of (i) the expiration of the Fund’s commitment period, (ii) the date on which the Fund has invested or committed to invest at least 85% of the aggregate capital commitments to the Fund, and (iii) the fifth anniversary of the date hereof.
(d) The aggregate capital commitments of the General Partner (as defined below) and its affiliates to the Fund (the “GP Commitment”) will be equal to 5% of the aggregate capital commitments to the Fund; provided that in no event will the GP Commitment be required to exceed $25,000,000.
(e) The targeted size of the Fund will be between $250,000,000 and $500,000,000 in aggregate capital commitments to the Fund.
(f) The Fund will be subject to governance and investor rights satisfactory to Yucaipa and MHG. The Fund will be entitled to consent rights over certain actions of MHG with respect to Fund Morgans Hotels and each other Fund hotel owned by the Fund that is managed by MHG or a subsidiary of MHG. The material terms and conditions of each Fund Morgans Hotel and each other Fund hotel owned by the Fund that is managed by MHG or a subsidiary of MHG, including, without limitation, the acquisition and the corresponding renovation/development scope and budget, will be mutually decided by the Fund and MHG. Furthermore, if MHG or any of its subsidiaries co-invests in a Qualified Morgans Project, major decisions of the applicable joint venture established with respect to the underlying Fund Morgans Hotel will be mutually decided upon by the Fund and MHG. Such major decisions will include, without limitation, capital expenditures in excess of applicable reserves or budgets, financings, dispositions and approvals of operating and capital budgets.
(g) Except as contemplated by this Agreement (including, without limitation, subparagraphs (a) through (g) of this Section 1) or otherwise mutually agreed by Yucaipa and MHG, the terms and conditions of the Fund, and the rights and obligations of investors in the Fund, will be commercially reasonable, as determined by reference to prevailing investor expectations, industry standards and market practices for private investment funds with similar investment objectives as the Fund.
2. The General Partner. The Fund, if successfully organized, shall be controlled by a general partner (or other equivalent control entity in the case the Fund is not organized as a limited partnership) (the “General Partner”), which shall be organized as a joint venture between Yucaipa, its affiliates and its related persons, on the one hand, and MHG, its subsidiaries and its related persons, on the other hand, in accordance with subparagraphs (a) through (d) of this Section 2:
(a) 50% of the equity interests in the General Partner will be allocated to Yucaipa, its affiliates and its investment professionals in such proportions as Yucaipa may determine. The remaining 50% of the equity interests in the General Partner will be allocated to key non-Yucaipa professionals who are (i) employed by, or serve as directors to, MHG, (ii) actively involved with the Fund, and (iii) reasonably satisfactory to Yucaipa (such non-Yucaipa professionals, the “Non-Yucaipa Key Professionals”).
(b) In the event the General Partner issues equity interests to persons other than Yucaipa, MHG, Non-Yucaipa Key Professionals or their respective subsidiaries, affiliates and related persons, including, without limitation, in connection with the raising of additional capital or as allocations to other management and professionals, the equityholders of the General Partner will be subject to pro rata dilution of their equity interests in the General Partner.
(c) Yucaipa will assist the Non-Yucaipa Key Professionals in funding their pro rata share of the GP Commitment by making to them, or causing one of Yucaipa’s affiliates to make to them, an interest-bearing loan on mutually agreeable terms and conditions to be determined by Yucaipa and such Non-Yucaipa Key Professionals and secured only by a first priority lien in favor of Yucaipa or such affiliate, as applicable, on such Non-Yucaipa Key Professionals’ interests in the General Partner and the Fund. Such loans will be structured such that Yucaipa or such affiliate, as applicable, will be repaid in full (including, without limitation, all outstanding principal, accrued and unpaid interest and other amounts owing under such loans) on a first priority basis before any distributions are made with respect to the General Partner or the Fund to the Non-Yucaipa Key Professionals. Such loans shall be made in compliance with the Sarbanes-Oxley Act.

(d) Except as contemplated by this Agreement (including, without limitation, subparagraphs (a) through (d) of this Section 2), the terms and conditions of the General Partner, and the respective rights and obligations of the members and other owners of equity interests in the General Partner, shall be as mutually agreed by Yucaipa and MHG in good faith.
3. Fund Hotels. If the Fund is successfully organized, then MHG, whether directly, through its wholly owned subsidiary Morgans Hotel Group Management LLC or through one or more other wholly owned subsidiaries of MHG, shall have the first right, except to the extent declined by MHG and subject to a reasonable transition period in the case such hotel was managed by a third party at the time the Fund invested in such hotel, to (x) serve as the manager of each hotel owned by the Fund (regardless of whether such hotel is a Fund Morgans Hotel) and provide expertise in the operation, direction and supervision of such hotel, and (y) require such hotel to use MHG’s global technology platforms, reservations systems and global marketing programs. Such management and use shall be pursuant to a management agreement (each, a “Management Agreement”) between such hotel and MHG, which shall contain such terms and conditions as are then generally offered by MHG, at the time such Management Agreement is negotiated and executed, to unaffiliated third parties under comparable management agreements in the locality where such hotel is situated and shall otherwise be in a form generally consistent with MHG’s then standard management agreement with unaffiliated third parties (collectively, the “Morgans Standard Terms”). The Morgans Standard Terms (subject to local variation) are generally as set forth in the letter from MHG to Yucaipa, dated the date hereof and referencing this Section 3. MHG and the Fund shall in good faith agree to modifications to the Morgans Standard Terms from time to time as may be reasonably necessary to reflect changes in the marketplace for the hotel management services or practices of MHG and its affiliates.
4. Conflicts of Interest. In organizing the Fund, Yucaipa and MHG shall use their reasonable efforts to structure the Fund to minimize the risk of any conflicts of interests. In addition, the governing documents of the Fund and the General Partner (collectively, including, without limitation, the limited partnership agreement or other equivalent or related governing agreements of the Fund and the operating agreement or other equivalent or related governing agreements of the General Partner, the “Fund Agreements”) shall contain reasonable conflicts of interest protections, including, without limitation, a requirement that Yucaipa shall have sole control over the Fund and the General Partner with respect to any decision or action in which MHG or any of its affiliates has a material pecuniary interest or other conflict of interest. If Yucaipa determines that there is a decision or action with respect to which MHG or any of its affiliates has a material pecuniary interest or other conflict of interest sufficient for Yucaipa to be entitled under the Fund Agreements to exercise sole control over the Fund and the General Partner with respect to such decision or action, Yucaipa shall inform the Non-Yucaipa Key Professionals of such determination prior to exercising such sole control over such decision or action.
5. Issuance of REF Warrants. Concurrently with the execution and delivery of this Agreement, MHG hereby issues, sells and delivers in certificated form to Yucaipa, and Yucaipa hereby receives from MHG:

(a) a warrant in the form annexed hereto as Exhibit A to acquire 2,500,000 shares of MHG common stock, par value $0.01 per share (“Common Stock”), subject to the terms and conditions set forth therein; and
(b) a warrant in the form annexed hereto as Exhibit B to acquire an additional 2,500,000 shares of Common Stock, subject to the terms and conditions set forth therein.
6. Alternative Structures. If Yucaipa and MHG jointly determine that an alternative form of pooled investment vehicle, another type of financing vehicle or another type of financing arrangement (each, an “Alternative Structure”), including, without limitation, (a) any publicly traded special purpose acquisition company, (b) any separate investment account, or (c) any contractual co-investment relationship, should be formed, arranged or used in addition or in lieu of the Fund for purposes of undertaking in whole or in part the purpose or functions of the Fund, then the Yucaipa and MHG shall interpret this Agreement to apply mutatis mutandis to such Alternative Structure and otherwise effectuate the intent of this Agreement to the fullest extent reasonably practicable as if references hereunder to the “Fund” also refer to such Alternative Structure and references hereunder to the capital commitments to the Fund also refer to the capital of such Alternative Structure; provided that a contractual co-investment relationship shall only be used in addition to the Fund or another Alternative Structure and shall invest on a pro rata basis with the Fund or such other Alternative Structure.
7. Termination. This Agreement and the rights and obligations of the parties hereto hereunder shall terminate automatically on January 30, 2011 if on or prior thereto the Fund has not closed on at least $100,000,000 in aggregate capital commitments.
8. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Except as otherwise provided in this Agreement, any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
9. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party hereto without the prior written consent of the other party hereto. Any attempted assignment in violation of this Section 9 shall be void.
10. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such permitted assigns, any legal or equitable rights hereunder.
11. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by a nationally recognized overnight courier service (with tracking capability), and shall be deemed given when received, as follows:

(a) if to Yucaipa, then to:
Yucaipa American Alliance Fund II, LLC
9130 W. Sunset Boulevard
Los Angeles, California 90069
Attention:       Robert P. Bermingham
with a copy (which shall not constitute notice) to:
Munger, Tolles & Olson LLP
355 South Grand Avenue, 35th Floor
Los Angeles, California 90071
Attention:       Judith T. Kitano
Fax:                (213) 683-4052
Email:             judith.kitano@mto.com
(b) if to MHG, then to:
Morgans Hotel Group Co.
475 Tenth Avenue
New York, New York 10018
Attention:       David Smail
with a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Attention:       Robert W. Downes
Fax:                (212) 558-3588
Email:            downesr@sullcrom.com
12. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each party hereto and delivered to the other party hereto.
13. Entire Agreement. This Agreement, including the exhibits hereto, contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. None of the parties hereto shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter, except (a) as specifically set forth herein or, (b) in the case of MHG, as set forth in (i) the Securities Purchase Agreement, dated as of the hereof, by and among MHG, Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P. (the “Securities Purchase Agreement”), or (ii) the Ancillary Agreements (as defined in the Securities Purchase Agreement).

14. Interpretation; Exhibits. The headings contained in this Agreement and in any exhibit hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to a “Section” or “Exhibit”, such reference shall be to a section of, or an exhibit to, this Agreement unless otherwise indicated. For purposes of this Agreement, (a) an “affiliate” of any person means another person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, and (b) for purposes of the foregoing clause (a), a person shall be deemed to control another person if such first person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other person, whether through the ownership of voting securities, by contract or otherwise; provided that the existence of a management contract by a person or an affiliate of such person to manage another person shall not be deemed to be control by such person; provided further that neither MHG nor any of its subsidiaries shall be deemed hereunder to be an affiliate of Yucaipa. For purposes of this Agreement, “person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, governmental entity or other entity.
15. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other person or circumstances.
16. Consent to Jurisdiction. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of such action or proceeding is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.
17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
18. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other party hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 18.
19. No Personal Liability of Partners, Directors, Officers, Owners, Etc.
(a) No director, officer, employee, incorporator, stockholder, managing member, member, general partner, limited partner, principal or other agent of Yucaipa, or any affiliate of Yucaipa, or any director, officer, employee, incorporator, stockholder, managing member, member, general partner, limited partner, principal or other agent of such affiliate, shall have any liability for any obligations of Yucaipa under this Agreement or for any claim based on, in respect of, or by reason of, the obligations of Yucaipa hereunder. MHG hereby waives and releases all such liability. This waiver and release is a material inducement to Yucaipa’s entry into this Agreement.
(b) No director, officer, employee, incorporator, stockholder, managing member, member, general partner, limited partner, principal or other agent of MHG, or any affiliate of MHG, or any director, officer, employee, incorporator, stockholder, managing member, member, general partner, limited partner, principal or other agent of such affiliate, shall have any liability for any obligations of MHG under this Agreement or for any claim based on, in respect of, or by reason of, the obligations of MHG hereunder. Yucaipa hereby waives and releases all such liability. This waiver and release is a material inducement to MHG’s entry into this Agreement.
20. Rights of Holders. Each party hereto shall have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such party shall not incur any liability to any other party or other holder of any securities of MHG as a result of exercising or refraining from exercising any such right or rights.
21. Construction. The parties hereto acknowledge that each such party and its counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. Every covenant, term and provision of this Agreement shall be construed according to its fair meaning and not strictly for or against any party hereto.
[Signature page follows.]

In witness whereof, Yucaipa and MHG have executed and delivered this Agreement as of the date first above written.

YUCAIPA Yucaipa American Alliance Fund II, LLC
By:	/s/ Robert P. Bermingham
	Name:	Robert P. Bermingham
	Title:	Vice President

MHG Morgans Hotel Group Co.
By:	/s/ Marc Gordon
	Name:	Marc Gordon
	Title:	President

Exhibit A
See Attached

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.
Issue Date: October 15, 2009 (the “Issue Date”)
MORGANS HOTEL GROUP CO.
Common Stock Purchase Warrant
Morgans Hotel Group Co. (the “Company”), for value received, hereby certifies and agrees that YUCAIPA AMERICAN ALLIANCE FUND II, LLC, or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time during the Exercise Period (as defined below), Two Million Five Hundred Thousand (2,500,000) shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price (the “Exercise Price”) per share equal to $6.00. The Exercise Price and the number of Warrant Shares to be purchased upon exercise of this Warrant are subject to adjustment as hereinafter provided.
1. Defined Terms.
“Affiliate” has the meaning ascribed to such term in Section 12 of the Exchange Act; provided, that, the existence of a management contract primarily for operational services provided by the Company or an Affiliate of the Company shall not be deemed to be control by the Company or such Affiliate, as the case may be.
“Alternative Structure” has the meaning ascribed to such term in the REF Agreement.
“Appraised Value” per share of Common Stock as of a date specified herein shall mean the fair market value of a share of Common Stock as of such date as determined by an investment bank of nationally recognized standing selected jointly by the Holder and the Company. If the Company and the Holder cannot agree on a mutually acceptable investment bank, then the Company and the Holder shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Holder), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and the Holder. No discount shall be applied on account of (i) any Warrants or Warrant Shares representing a minority interest, (ii) any lack of liquidity of the Common Stock or the Warrants, or (iii) the fact that the Warrants or Warrant Shares may constitute “restricted securities” for securities law purposes.

“Board of Directors” means the Board of Directors of the Company.
“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
“Commencement Date” means the earlier of (i) the first Business Day immediately following the special meeting of stockholders of the Company to approve the issuance of the Common Stock in connection with the exercise of the Warrants and (ii) January 15, 2010.
“Common Stock” has the meaning ascribed to such term in the preamble of this Warrant.
“Company” has the meaning ascribed to such term in the preamble of this Warrant.
“Competitor” means a person that engages in the business of operating, licensing, franchising or managing a hotel brand or group of hotels, provided, that, for the avoidance of doubt, an investment fund or other person or entity that engages in any such business primarily for investment purposes shall not constitute a “Competitor” hereunder.
“Cumulative Invested Funds” means the sum of, without duplication, (a) the cumulative amount of investments made by the Fund on or prior to the fifth anniversary of the date hereof, plus (b) the cumulative amount of follow-on investments made by the Fund after the fifth anniversary of the date hereof in connection with investments held by the Fund as of the fifth anniversary of the date hereof, plus (c) the cumulative amount of expenses paid by the Fund in accordance with the Fund Constituent Documents, provided, that, the amount described in the foregoing clause (c) shall exclude any expenses paid for the primary purpose of obtaining vesting of this Warrant under Section 4.
“Exchange Act” means Securities Exchange Act of 1934, as amended.
“Exercise Cap” has the meaning ascribed to such term in Section 3(a)(i).
“Exercise Date” has the meaning ascribed to such term in Section 2(a).
“Exercise Notice” has the meaning ascribed to such term in Section 2(a).
“Exercise Period” means the period commencing on the date the Warrant becomes vested in accordance with Section 4 (but not earlier than the Commencement Date) and ending on the Expiration Date.
“Exercise Price” has the meaning ascribed to such term in the preamble of this Warrant.

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“Expiration Date” has the meaning ascribed to such term in Section 6.
“Extraordinary Distribution” means a distribution by the Company to holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants provided that the fair market value (as reasonably determined by the Board of Directors) of the property distributed exceeds 10% of the Fair Market Value of such shares on the applicable record date.
“Fair Market Value” of a Warrant Share means, as of any date:
(i) if the Common Stock is traded on a securities exchange or quoted on the Nasdaq Stock Market, the Fair Market Value of a Warrant Share shall be deemed to be the average of the closing prices over the five Business Day period ending on the Business Day immediately prior to such date; or
(ii) if clause (i) immediately above is not applicable, the Fair Market Value of a Warrant Share shall be determined in reasonable good faith by the Board of Directors; provided, that, the Company shall give the Holder prompt written notice thereof following any such determination, together with reasonable data and documentation to support such determination; provided, further, that, for purposes of Sections 2 and 3 only, if the Holder objects to any such determination within two Business Days after receiving notice of the same, the Fair Market Value of a Warrant Share shall be the Appraised Value thereof.
“Fund” has the meaning ascribed to such term in the REF Agreement.
“Fund Constituent Documents” means the constituent documents of the Fund, including, without limitation, the limited partnership agreement or other equivalent or related governing agreements of the Fund.
“Gaming Approval” means any approval or consent required under Gaming Laws to be obtained from any Gaming Authority, including, without limitation, any registration, finding of suitability or approval of an acquisition of control.
“Gaming Authority” means any governmental entity with regulatory control, authority or jurisdiction over casino, pari-mutuel, lottery or other gaming activities and operations within the State of Nevada, including, without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board and the City of Las Vegas.
“Gaming Event” means a Gaming Approval requirement arises for the Holder, an Other Holder or a Licensed Affiliate to hold or exercise this Warrant or any Other Warrants as a result of circumstances primarily caused by the Company or any of its subsidiaries.
“Gaming Laws” means all laws, regulations, rules, ordinances or other pronouncements pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over casino, pari-mutuel, lottery or other gaming activities in any jurisdiction, including all rules and regulations established by any Gaming Authority.

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“Gaming Trigger” means a Gaming Approval requirement for the Holder, an Other Holder or a Licensed Affiliate to hold or exercise this Warrant or any Other Warrants that does not arise as a result of circumstances primarily caused by the Holder, an Other Holder, or a Licensed Affiliate.
“Holder” has the meaning ascribed to such term in the preamble of this Warrant.
“Issue Date” has the meaning ascribed to such term above the preamble of this Warrant.
“Licensed Affiliate” means a person who is associated or affiliated with the Holder, an Other Holder or any of their respective Affiliates and is required under Gaming Laws to obtain a Gaming Approval for the Holder or an Other Holder to hold, or to exercise in full, the Warrants and the Other Warrants.
“Other Holders” means the holders of the Other Warrants (other than the Holder).
“Other Warrants” means the warrants issued pursuant to the Purchase Agreement that are held by Affiliates of the Holder and the warrants issued pursuant to the REF Agreement (other than this Warrant).
“Preferred Securities” means the Preferred Stock, par value $0.01 per share, of the Company designated as Series a Preferred Securities issued to Affiliates of the Holder pursuant to the Purchase Agreement.
“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Issue Date, by and among the Company and the Other Holders.
“Redemption Date” has the meaning ascribed to such term in Section 3(b)(iii).
“Redemption Price” means, with respect to any portion of the Warrant being redeemed pursuant to Section 3(b) as of a Redemption Date, the number of Warrant Shares underlying such portion of the Warrant multiplied by an amount equal to (A) the Fair Market Value as of the Redemption Date less (B) the Exercise Price as of the Redemption Date.
“REF Agreement” means that certain Real Estate Fund Formation Agreement, dated as of the Issue Date, by and between the Company and the Holder.
“Securities Act” has the meaning ascribed to such term in Section 13(a).
“Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended from time to time, and the regulations of the United States Department of the Treasury and other administrative guidance issued thereunder.
“Seventh Anniversary” means the seventh anniversary of the Issue Date.
“Third Anniversary” has the meaning ascribed to such term in Section 13(b)(i).
“Warrant Shares” has the meaning ascribed to such term in the preamble of this Warrant.

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2. Method of Exercise.
(a) This Warrant may be exercised by the Holder at any time and from time to time during the Exercise Period, subject to the vesting requirements of Section 4, for all or any portion of the number of Warrant Shares purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall deliver this Warrant, together with a duly executed copy of the form of notice of exercise attached hereto as Attachment A (together, the “Exercise Notice”), to the Company at its principal offices prior to 1:00 p.m., New York City time, on a Business Day, which Exercise Notice shall specify the number of Warrant Shares subject to such Exercise Notice (the date on which such delivery shall have taken place being referred to as the “Exercise Date”). The Exercise Date for any Exercise Notice delivered to the Company after 1:00 p.m., New York City time, on any Business Day shall be the next succeeding Business Day.
(b) Upon each exercise of the Warrant, the Company shall issue to the Holder a number of shares of Warrant Shares computed using the following formula:

X =	Y * (A-B)

A
Where:
X =	the number of Warrant Shares to be issued to the Holder.

Y =	the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of Warrant Shares subject to the applicable Exercise Notice.

A =	the Fair Market Value as of the Exercise Date.

B =	the Exercise Price (as adjusted to the Exercise Date).

* =	multiplied by.
(c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Exercise Notice shall have been delivered to the Company as provided above. As soon as practicable after each exercise of this Warrant, and in any event within three Business Days thereafter, the Company shall execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full Warrant Shares issuable and issued upon such exercise, together with cash in lieu of any fraction of a share (as provided in Section 2(d) below). The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice or otherwise and shall be registered in the name of the Holder or, subject to Section 13, such other name as shall be designated in the Exercise Notice. Unless the applicable Exercise Notice is revoked as provided in Section 3(a)(i), this Warrant shall be deemed to have been exercised, and such stock certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of the shares of Common Stock evidenced by such stock certificate or certificates for all purposes, as of the Exercise Date.

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(d) No fractional shares of any security will be issued in connection with any exercise hereunder. As to any fraction of a share that would otherwise be issuable, the Company shall pay cash equal to such fraction multiplied by the Fair Market Value as of the applicable Exercise Date.
(e) If this Warrant shall have been exercised in part, the Company shall, not later than the time of delivery of the certificate or certificates representing the Warrant Shares being issued pursuant to such exercise, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexercised Warrant Shares subject to this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.
(f) The Company hereby represents and warrants to the Holder that all Warrant Shares issuable and issued upon the exercise of this Warrant pursuant to the terms hereof will be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and issued free and clear of any lien, encumbrance, security interest, pledge, mortgage, hypothecation, charge, adverse claim, title retention agreement of any nature or kind, or other encumbrance, except as provided for under applicable securities laws and Gaming Laws. The Company shall pay all of its expenses in connection with, and all issuance, transfer, stamp and other similar taxes and other governmental charges that may be imposed upon it with respect to, the exercise of this Warrant or the issue or delivery of Warrant Shares hereunder.
3. Exercise Cap; Redemptions.
(a) Exercise Cap.
(i) Subject to Section 3(a)(ii), the Holder shall not be entitled to exercise its rights to purchase Warrant Shares hereunder to the extent, and only to the extent, such exercise would cause such Holder, together with its Affiliates, to become the beneficial owner of more than 9.9% of the issued and outstanding shares of the Common Stock, as determined pursuant to Section 13 of the Exchange Act. (the “Exercise Cap”) The Company shall, within one Business Day of delivery by Holder of an Exercise Notice, notify the Holder in writing of (A) the number of Warrant Shares that would be issuable to the Holder if such exercise requested in such Exercise Notice were effected in full and (B) the number of issued and outstanding shares of the Common Stock (as determined pursuant to Section 13 of the Exchange Act) as of the most recent date such information is available to the Company, whereupon, notwithstanding anything to the contrary set forth herein, the Holder may within one Business Day of its receipt of the notice from the Company required by this Section revoke such Exercise Notice to the extent that it determines that such exercise would result in the Holder, together with its Affiliates, owning in excess of 9.9% of the issued and outstanding shares of Common Stock, as determined pursuant to Section 13 of the Exchange Act.

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(ii) Notwithstanding anything to the contrary herein, Section 3(a)(i) shall not limit a Holder from exercising all or any portion of the Warrant if: (A) the Holder, the Other Holders and the Licensed Affiliates have obtained all Gaming Approvals necessary to hold, and to exercise in full, the Warrants and the Other Warrants, and the Holder has notified the Company in writing thereof and has not revoked such notification, or (B) none of the Holder, the Other Holders or the Licensed Affiliates are required under the Gaming Laws to obtain any Gaming Approval to hold, or to exercise in full, the Warrants and the Other Warrants (e.g., the Company does not own or hold any assets or rights that subject it to the authority or jurisdiction of a Gaming Authority), and the Holder has notified the Company in writing thereof and has not revoked such notification. In connection with the foregoing, the Company shall use its reasonable best efforts to keep the Holder apprised of all material facts pertaining to the business and affairs of the Company which have, or would reasonably be expected to have, a bearing upon the determination of whether any such Gaming Approvals are or continue to be required, including, without limitation, information pertaining to any acquisitions or dispositions of assets by the Company or any of its Affiliates that are subject to regulation under Gaming Laws, and shall, upon request from the Holder from time to time, provide any documents and records in its possession or in the possession of its Affiliates (to the extent available to the Company) that the Holder reasonably requests in order to determine whether such Gaming Approvals are required; provided, that, prior to receiving any documents and records, the Holder shall agree to comply with the Company’s insider trading policies as in effect and shall agree to keep the information contained therein confidential, including to the extent required so that the Company’s provision of such documents and records does not cause the Company to breach any confidentiality agreement to which it is a party.
(b) Redemption.
(i) In the event that the stockholders of the Company do not duly approve (including, without limitation, approval pursuant to the corporate governance requirements and listing rules promulgated by the Nasdaq Stock Market, including Rule 5635 thereof) the issuance of Common Stock in connection with the exercise the Warrants and the Other Warrants, on or prior to January 15, 2010, the Holder shall thereafter have the right, at any time and from time to time during the Exercise Period, subject to the vesting requirements of Section 4, to cause the Company to redeem at the Redemption Price all or any portion of this Warrant (subject to adjustment on the same basis as is the number of shares for which this Warrant is exercisable as a result of an event specified in Section 8(a), 8(b) or 8(c)).
(ii) In the event of a Gaming Event, the Holder shall thereafter have the right, at any time and from time to time during the Exercise Period, to cause the Company to redeem at the Redemption Price a portion of the Warrant such that the Holder, the Other Holders and the Licensed Affiliates are not required to receive any Gaming Approvals to continue to hold the Warrant or to exercise the Warrant in the manner contemplated herein.

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(iii) In order to exercise its redemption rights, in whole or in part, pursuant to this Section 3(b), the Holder shall deliver this Warrant, together with a written notice setting forth the portion of the Warrant being redeemed pursuant to such notice (designated by the number of Warrant Shares underlying such portion of the Warrant), whether such redemption is pursuant to Section 3(b)(i) or 3(b)(ii) and wire transfer instructions to which the Company is to send the cash payment to the Holder of the Redemption Price, to the Company at its principal offices prior to 1:00 p.m., New York City time, on a Business Day, and such redemption shall be effective as of the close of business on the day such notice is received by the Company (a “Redemption Date”). The Redemption Date for any redemption notice delivered to the Company after 1:00 p.m., New York City time, on any Business Day shall be the next succeeding Business Day. As soon as practicable after each such Redemption Date, and in any event within five (5) Business Days thereafter, the Company shall send to the Holder by wire transfer of immediately available funds the Redemption Price for the redemption on such Redemption Date, together with written notice of its calculation of the Redemption Price, and a new Warrant evidencing the rights of the Holder with respect to the portion of the Warrant that was not redeemed, and such new Warrant shall in all other respects be identical to this Warrant.
4. Vesting.
(a) The Warrant shall vest and shall become exercisable or shall fail to vest and shall be forfeited in each case in accordance with this Section 4.
(b) If the Fund shall have failed to close on at least (i) $100,000,000 in aggregate capital commitments on or prior to January 30, 2011 or (ii) $250,000,000 in aggregate capital commitments on or prior to the second anniversary of the Issue Date, then no portion of the Warrant shall vest and the Warrant shall be forfeited in its entirety on such second anniversary date.
(c) If the Fund shall have closed on at least $250,000,000 in aggregate capital commitments on or prior to the second anniversary of the date hereof, then:
(i) 40% of the Warrant shall vest on the earliest date on which the Fund closes on at least $250,000,000 in aggregate capital commitments;
(ii) an additional 20% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $83,333,333;
(iii) an additional 20% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $166,666,667;
(iv) an additional 15% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $229,166,667, and
(v) the final 5% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $250,000,000.
(d) If an Alternative Structure is formed, arranged or used in addition to or in lieu of the Fund for purposes of undertaking in whole or in part the purpose or functions of the Fund as contemplated by the REF Agreement, then the provisions of this Warrant shall be interpreted to apply mutatis mutandis with respect to such Alternative Structure, including by interpreting references in this Warrant to the “Fund” to include reference to such Alternative Structure and references in this Warrant to the capital commitments to the Fund to include reference to the capital of such Alternative Structure.

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5. No Impairment; Regulatory Compliance and Cooperation; Gaming Trigger.
(a) The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the material terms of this Warrant, but will at all times in good faith assist in carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (ii) obtain all such authorizations, exemptions or consents from any regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
(b) Notwithstanding anything the contrary herein, if any exercise of all or any portion of this Warrant pursuant to Section 2, a redemption of all of any portion of this Warrant pursuant to Section 3(b) or a transfer of all or any portion of this Warrant pursuant to Section 13 requires the consent, approval, waiver, or authorization of any governmental authority or any third party (including, without limitation, the Nasdaq Stock Market) as a condition to the lawful and valid exercise, redemption or transfer, as the case may be, then each of the time periods provided in Section 2, Section 3(b), or Section 13, as applicable, for the consummation thereof shall be suspended for the period of time during which any such consent, approval, waiver, or authorization is being pursued, and if and to the extent that any such suspension causes the consummation thereof to occur after the intended Expiration Date, then such Expiration Date shall be extended to (i) in the event of an exercise or redemption, the date of consummation thereof, and (ii) in the event of a transfer, 30 days following the date of consummation thereof. The Company agrees to use its reasonable best efforts to obtain, or to assist the affected person in obtaining, any such consent, approval, waiver, or authorization (it being understood that the Company and its subsidiaries shall not have to enter into any agreements restricting the conduct of their business or agree to dispose of any assets or rights) and shall cooperate and use its reasonable best efforts to respond as promptly as practicable to all inquiries received by it or by the affected person from any governmental authority for initial or additional information or documentation in connection therewith. The Company and the Holder shall each bear their own costs and expenses in connection with this Section 5(b), except that in the case of filing fees for any notification and report forms contemplated by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (and the rules and regulations promulgated thereunder), the Company shall promptly reimburse the holders of Warrants and Other Warrants up to $22,500 of such fees in the aggregate upon written request therefor.
(c) In the event of a Gaming Trigger that is not a Gaming Event, upon notice thereof by the Holder to the Company, the Company and the Holder shall meet and cooperate promptly and in good faith to amend and/or restructure this Warrant such that (i) the Holder continues to receive, to the greatest extent practicable, the intended economic benefits hereunder, (ii) the Company continues to receive, to the greatest extent practicable, the intended economic benefits hereunder and (iii) the Holder, the Other Holders and the Licensed Affiliates are not required to obtain any Gaming Approvals to hold or to exercise this Warrant or any Other Warrants.

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6. Expiration. This Warrant and the right to purchase Warrant Shares upon exercise hereof shall expire at 11:59 p.m. New York City time on April 15, 2017 (as may be extended pursuant to Section 5(b), the “Expiration Date”).
7. Notices of Record Date, etc. In case:
(a) the Company shall take a record of the holders of the Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock or any class or any other securities, or to receive any other right, or
(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company in any one transaction or a series of related transactions, or
(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or
(d) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class, then, and in each such case:
the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the estimated effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of the Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 calendar days prior to the record date or effective date for the event specified in such notice. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant.
8. Adjustment of Number of Warrant Shares and Exercise Price. The number and kind of Warrant Shares and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows; provided, that, if more than one subsection of this Section 8 is applicable to a single event, the subsection that produces the largest adjustment shall be applied, and no single event shall cause an adjustment under more than one subsection of this Section 8 to the extent of any resulting duplication; provided, further, that, no such adjustment shall be made to the extent that it would cause the Warrant to be treated as “nonqualified deferred compensation” within the meaning of Section 409A:
(a) Upon Stock Dividends or Splits. If, at any time after the Issue Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, effective as of the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased so that the number of shares of Common Stock purchasable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

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(b) Upon Combinations. If, at any time after the Issue Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Exercise Price shall be appropriately increased so that the number of shares of Common Stock purchasable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.
(c) Upon Reclassifications, Reorganizations, Consolidations or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), this Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of Warrant Shares underlying this Warrant (immediately prior to the time of such reorganization, reclassification, consolidation or merger) would have been entitled upon such reorganization, reclassification, consolidation or merger; provided, that, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of any such reorganization, reclassification, consolidation or merger, then the consideration that the Holder shall be entitled to receive upon exercise of this Warrant shall be the types and amounts of consideration received by the majority of all holders of the shares of Common Stock that affirmatively make an election (or of all such holders if none make an election); provided, further, that, to the extent that such consideration would otherwise cause this Warrant to be treated as “nonqualified deferred compensation” within the meaning of Section 409A, the Holder and the Company shall cooperate in good faith to endeavor to cause this Warrant to be adjusted in such a way as would not cause this Warrant to be treated as nonqualified deferred compensation. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers.
(d) Extraordinary Distributions. In case the Company shall fix a record date for the making of an Extraordinary Distribution to all holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants, in each such case, the Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Fair Market Value as of the last trading day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange or quotation system on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed, as reasonably determined by the Board of Directors, in respect of one share of Common Stock divided by (y) such Fair Market Value on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed.

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(e) Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 8(a), 8(b) or 8(c), the Holder shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares underlying this Warrant and dividing the product thereof by the Exercise Price resulting from such adjustment.
(f) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 8 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 8 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of shares of Common Stock into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.
(g) Notice of Adjustment. Whenever the terms of this Warrant are adjusted pursuant to this Section 8 or pursuant to any other applicable provision hereof, the Company shall deliver to the Holder in accordance with the notice provisions below a certificate signed by the Company’s President or Chief Financial Officer describing, in reasonable detail, the change or event requiring such adjustment and the newly adjusted Exercise Price and, as applicable, the kind and amount of shares, securities or other property purchasable hereunder after giving effect to such adjustment.
(h) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action that would require an adjustment pursuant to this Section 8, the Company shall take any and all actions that may be necessary, including obtaining regulatory, the Nasdaq Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Holder is entitled to receive upon exercise of this Warrant.
9. Ordinary Distributions. In the event that (a) the Company shall make a distribution to holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants, and (b) such distribution does not result in an adjustment pursuant to Section 8, then concurrently with any such distribution, the Holder shall be entitled to a payment in an amount equal to the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed, as reasonably determined by the Board of Directors, in respect of the Warrant Shares that would be held by the Holder if the vested portion of this Warrant as of the record date for such distribution was exercised in full on such record date pursuant to Section 2 hereof.

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10. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. All securities which shall be so issuable, when issued upon exercise of the Warrant in accordance herewith, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.
11. Replacement of Warrants. Upon delivery by the Holder to the Company of evidence reasonably satisfactory to the Company (such as an affidavit of the Holder) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor and dated as of the Issue Date.
12. No Rights as Stockholder. Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
13. Transfer.
(a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available, including if the Warrant or the Warrant Shares are sold in accordance with Rule 144 promulgated under the Securities Act or any successor rule or regulation hereafter adopted by the Securities and Exchange Commission.
(b) Restrictions on Transfer.
(i) Subject to Section 5.9 of the Purchase Agreement, the Holder shall not pledge, sell, encumber, assign, or otherwise transfer all or any portion of this Warrant prior to the third anniversary date of the Issue Date (the “Third Anniversary”); provided, that, on and after the date that any portion of this Warrant first vests pursuant to Section 4, nothing in this clause (i) shall restrict the rights of the Holder to sell, assign or otherwise transfer (A) all or any portion of this Warrant (whether vested or unvested) to a subsidiary of such Holder or to an investment fund under common control with The Yucaipa Companies, LLC (including, an “alternative investment vehicle” that is affiliated with any such investment fund), or (B) all of this Warrant to the persons directly holding the equity interests in the Holder in connection with a liquidation of such Holder in accordance with the provisions of the constituent documents of such Holder.

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(ii) On and after the Third Anniversary, the Holder may pledge, sell, encumber, assign, or otherwise transfer all or any portion of this Warrant (whether vested or unvested) to any person, other than a Competitor; provided, that, a portion of this Warrant has vested pursuant to Section 4; provided, further, that, if any Preferred Securities are outstanding on the Seventh Anniversary, unless and until all such Preferred Securities have been redeemed, the foregoing restriction on pledges, sales, encumbrances, assignments or transfers to Competitors shall not be applicable.
(iii) The Holder may pledge, sell, encumber, assign, or otherwise transfer any or all shares of Common Stock received upon exercise of this Warrant to any person, other than a Competitor; provided, that, if any Preferred Securities are outstanding on the Seventh Anniversary, unless and until all such Preferred Securities have been redeemed, the foregoing restriction on pledges, sales, encumbrances, assignments or transfers to Competitors shall not be applicable.
(c) Transfer Notice. Promptly following the sale, assignment or other transfer of all or a portion of this Warrant, the Holder shall surrender this Warrant to the Company, together with written notice of (i) the name, address, telephone number and facsimile number of the transferee and (ii) the portion of this Warrant so transferred (designated by the number of Warrant Shares underlying such portion of the Warrant). Promptly following delivery by the Holder of such notice, the Company shall promptly (and in any event within 7 days thereafter) (A) deliver to the designated transferee a new Warrant evidencing the rights of such transferee to purchase the Warrant Shares in the denominations as set forth in such notice, (B) if applicable, deliver to the Holder a new Warrant evidencing the balance of this Warrant not assigned by the Holder, and (C) register on the books and records of the Company such transfer. Such new Warrants shall in all other respects be identical to this Warrant. All or any portion of this Warrant, if properly assigned in compliance with this Section 13, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.
(d) Legends. Unless the Warrant Shares have been registered under the Securities Act or transferred pursuant to Rule 144 to a person who is not an affiliate of the Company, it is understood and agreed that any Warrant or certificate representing Warrant Shares shall bear the following legend:
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

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(e) Rule 144 Information. The Company covenants that it will use its reasonable best efforts to file timely all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use its reasonable best efforts to take such further action as a Holder may reasonably request, in each case, to the extent required from time to time to enable the Holder to, if permitted by the terms of this Warrant, sell this Warrant without registration under the Securities Act within the limitations of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the written request of the Holder, the Company will deliver to such Holder a written statement that it has complied with such requirements.
14. Miscellaneous.
(a) Delivery of Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be sufficiently made if sent by first class mail, postage prepaid, personal delivery or by facsimile to the address or facsimile number, as applicable, of such Holder appearing on the books of the Company maintained for such purpose (as changed by the Holder from time to time by like notice). All notices and other communications from the Holder of this Warrant or in connection herewith to the Company, including any Exercise Notice or notice of redemption pursuant to Section 3(b), shall be sufficiently made if sent by first class mail, postage prepaid, personal delivery or by facsimile to the address or facsimile number, as applicable, of the Company at its principal offices as shown below or as changed by the Company from time to time by like notice. Any notice and other communication in accordance with this Section 14(a) shall be deemed to be delivered, given and received for all purposes as of: (i) three Business Days immediately following the date sent, if sent by first class mail, postage prepaid, (ii) the date so delivered, if delivered personally, and (iii) the date sent, if sent by facsimile.
(b) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such person.
(c) Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Shares other than pursuant to an exercise of this Warrant or give rise to any status of or liability as a stockholder of the Company, whether such status or liability is asserted by the Company or by creditors of the Company.
(d) Remedies. Each Holder of Warrants and/or Warrant Shares, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.
(e) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

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(f) Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. Notwithstanding the foregoing, the Holder may, by written notice to the Company at any time and from time to time, reduce the Exercise Cap hereunder to a lower percentage.
(g) Successors and Assigns. Subject to the terms hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of Warrant Shares issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.
(h) Section 409A. The parties agree that this Warrant is intended to constitute a compensatory “stock option” that does not constitute “nonqualified deferred compensation” within the meaning of Section 409A and is therefore exempt from the requirements of Section 409A. The provisions of this Warrant shall be interpreted in accordance with Section 409A, to the extent applicable.
(i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.
(j) Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
(k) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

MORGANS HOTEL GROUP CO.

By:

Name:
Title:

Principal Office:

475 Tenth Ave. New York, New York 10018 Facsimile Number: (212) 277-4280 Attention: Corporate Secretary

16

ATTACHMENT A
NOTICE OF EXERCISE
Morgans Hotel Group Co. (the “Company”)
Attention: Corporate Secretary
The undersigned Holder of this Warrant exercises [this Warrant in full] [a portion of this Warrant for [_____] shares of Common Stock of the Company], on a net exercise basis in accordance with Section 2(b) of this Warrant, and hereby instructs the Company (a) to issue certificates for a number of Warrant Shares determined pursuant to Section 2(b) of this Warrant in the name of and delivered to __________________ whose address is ____________________________ and (b) if such issued shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, to deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable under the Warrant to the undersigned.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(Dated)

Exhibit B
See Attached

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.
Issue Date: October 15, 2009 (the “Issue Date”)
MORGANS HOTEL GROUP CO.
Common Stock Purchase Warrant
Morgans Hotel Group Co. (the “Company”), for value received, hereby certifies and agrees that YUCAIPA AMERICAN ALLIANCE FUND II, LLC, or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time during the Exercise Period (as defined below), Two Million Five Hundred Thousand (2,500,000) shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price (the “Exercise Price”) per share equal to $6.00. The Exercise Price and the number of Warrant Shares to be purchased upon exercise of this Warrant are subject to adjustment as hereinafter provided.
1. Defined Terms.
“Affiliate” has the meaning ascribed to such term in Section 12 of the Exchange Act; provided, that, the existence of a management contract primarily for operational services provided by the Company or an Affiliate of the Company shall not be deemed to be control by the Company or such Affiliate, as the case may be.
“Alternative Structure” has the meaning ascribed to such term in the REF Agreement.
“Appraised Value” per share of Common Stock as of a date specified herein shall mean the fair market value of a share of Common Stock as of such date as determined by an investment bank of nationally recognized standing selected jointly by the Holder and the Company. If the Company and the Holder cannot agree on a mutually acceptable investment bank, then the Company and the Holder shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Holder), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and the Holder. No discount shall be applied on account of (i) any Warrants or Warrant Shares representing a minority interest, (ii) any lack of liquidity of the Common Stock or the Warrants, or (iii) the fact that the Warrants or Warrant Shares may constitute “restricted securities” for securities law purposes.

“Board of Directors” means the Board of Directors of the Company.
“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
“Commencement Date” means the earlier of (i) the first Business Day immediately following the special meeting of stockholders of the Company to approve the issuance of the Common Stock in connection with the exercise of the Warrants and (ii) January 15, 2010.
“Common Stock” has the meaning ascribed to such term in the preamble of this Warrant.
“Company” has the meaning ascribed to such term in the preamble of this Warrant.
“Competitor” means a person that engages in the business of operating, licensing, franchising or managing a hotel brand or group of hotels, provided, that, for the avoidance of doubt, an investment fund or other person or entity that engages in any such business primarily for investment purposes shall not constitute a “Competitor” hereunder.
“Cumulative Invested Funds” means the sum of, without duplication, (a) the cumulative amount of investments made by the Fund on or prior to the fifth anniversary of the date hereof, plus (b) the cumulative amount of follow-on investments made by the Fund after the fifth anniversary of the date hereof in connection with investments held by the Fund as of the fifth anniversary of the date hereof, plus (c) the cumulative amount of expenses paid by the Fund in accordance with the Fund Constituent Documents, provided, that, the amount described in the foregoing clause (c) shall exclude any expenses paid for the primary purpose of obtaining vesting of this Warrant under Section 4.
“Exchange Act” means Securities Exchange Act of 1934, as amended.
“Exercise Cap” has the meaning ascribed to such term in Section 3(a)(i).
“Exercise Date” has the meaning ascribed to such term in Section 2(a).
“Exercise Notice” has the meaning ascribed to such term in Section 2(a).
“Exercise Period” means the period commencing on the date the Warrant becomes vested in accordance with Section 4 (but not earlier than the Commencement Date) and ending on the Expiration Date.
“Exercise Price” has the meaning ascribed to such term in the preamble of this Warrant.

“Expiration Date” has the meaning ascribed to such term in Section 6.
“Extraordinary Distribution” means a distribution by the Company to holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants provided that the fair market value (as reasonably determined by the Board of Directors) of the property distributed exceeds 10% of the Fair Market Value of such shares on the applicable record date.
“Fair Market Value” of a Warrant Share means, as of any date:
(i) if the Common Stock is traded on a securities exchange or quoted on the Nasdaq Stock Market, the Fair Market Value of a Warrant Share shall be deemed to be the average of the closing prices over the five Business Day period ending on the Business Day immediately prior to such date; or
(ii) if clause (i) immediately above is not applicable, the Fair Market Value of a Warrant Share shall be determined in reasonable good faith by the Board of Directors; provided, that, the Company shall give the Holder prompt written notice thereof following any such determination, together with reasonable data and documentation to support such determination; provided, further, that, for purposes of Sections 2 and 3 only, if the Holder objects to any such determination within two Business Days after receiving notice of the same, the Fair Market Value of a Warrant Share shall be the Appraised Value thereof.
“Fund” has the meaning ascribed to such term in the REF Agreement.
“Fund Constituent Documents” means the constituent documents of the Fund, including, without limitation, the limited partnership agreement or other equivalent or related governing agreements of the Fund.
“Gaming Approval” means any approval or consent required under Gaming Laws to be obtained from any Gaming Authority, including, without limitation, any registration, finding of suitability or approval of an acquisition of control.
“Gaming Authority” means any governmental entity with regulatory control, authority or jurisdiction over casino, pari-mutuel, lottery or other gaming activities and operations within the State of Nevada, including, without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board and the City of Las Vegas.
“Gaming Event” means a Gaming Approval requirement arises for the Holder, an Other Holder or a Licensed Affiliate to hold or exercise this Warrant or any Other Warrants as a result of circumstances primarily caused by the Company or any of its subsidiaries.
“Gaming Laws” means all laws, regulations, rules, ordinances or other pronouncements pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over casino, pari-mutuel, lottery or other gaming activities in any jurisdiction, including all rules and regulations established by any Gaming Authority.

“Gaming Trigger” means a Gaming Approval requirement for the Holder, an Other Holder or a Licensed Affiliate to hold or exercise this Warrant or any Other Warrants that does not arise as a result of circumstances primarily caused by the Holder, an Other Holder, or a Licensed Affiliate.
“Holder” has the meaning ascribed to such term in the preamble of this Warrant.
“Issue Date” has the meaning ascribed to such term above the preamble of this Warrant.
“Licensed Affiliate” means a person who is associated or affiliated with the Holder, an Other Holder or any of their respective Affiliates and is required under Gaming Laws to obtain a Gaming Approval for the Holder or an Other Holder to hold, or to exercise in full, the Warrants and the Other Warrants.
“Other Holders” means the holders of the Other Warrants (other than the Holder).
“Other Warrants” means the warrants issued pursuant to the Purchase Agreement that are held by Affiliates of the Holder and the warrants issued pursuant to the REF Agreement (other than this Warrant).
“Preferred Securities” means the Preferred Stock, par value $0.01 per share, of the Company designated as Series a Preferred Securities issued to Affiliates of the Holder pursuant to the Purchase Agreement.
“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Issue Date, by and among the Company and the Other Holders.
“Redemption Date” has the meaning ascribed to such term in Section 3(b)(iii).
“Redemption Price” means, with respect to any portion of the Warrant being redeemed pursuant to Section 3(b) as of a Redemption Date, the number of Warrant Shares underlying such portion of the Warrant multiplied by an amount equal to (A) the Fair Market Value as of the Redemption Date less (B) the Exercise Price as of the Redemption Date.
“REF Agreement” means that certain Real Estate Fund Formation Agreement, dated as of the Issue Date, by and between the Company and the Holder.
“Securities Act” has the meaning ascribed to such term in Section 13(a).
“Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended from time to time, and the regulations of the United States Department of the Treasury and other administrative guidance issued thereunder.
“Seventh Anniversary” means the seventh anniversary of the Issue Date.
“Third Anniversary” has the meaning ascribed to such term in Section 13(b)(i).
“Warrant Shares” has the meaning ascribed to such term in the preamble of this Warrant.

2. Method of Exercise.
(a) This Warrant may be exercised by the Holder at any time and from time to time during the Exercise Period, subject to the vesting requirements of Section 4, for all or any portion of the number of Warrant Shares purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall deliver this Warrant, together with a duly executed copy of the form of notice of exercise attached hereto as Attachment A (together, the “Exercise Notice”), to the Company at its principal offices prior to 1:00 p.m., New York City time, on a Business Day, which Exercise Notice shall specify the number of Warrant Shares subject to such Exercise Notice (the date on which such delivery shall have taken place being referred to as the “Exercise Date”). The Exercise Date for any Exercise Notice delivered to the Company after 1:00 p.m., New York City time, on any Business Day shall be the next succeeding Business Day.
(b) Upon each exercise of the Warrant, the Company shall issue to the Holder a number of shares of Warrant Shares computed using the following formula:

X =	Y * (A-B)

A
Where:
X =	the number of Warrant Shares to be issued to the Holder.

Y =	the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of Warrant Shares subject to the applicable Exercise Notice.

A =	the Fair Market Value as of the Exercise Date.

B =	the Exercise Price (as adjusted to the Exercise Date).

* =	multiplied by.
(c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Exercise Notice shall have been delivered to the Company as provided above. As soon as practicable after each exercise of this Warrant, and in any event within three Business Days thereafter, the Company shall execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full Warrant Shares issuable and issued upon such exercise, together with cash in lieu of any fraction of a share (as provided in Section 2(d) below). The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice or otherwise and shall be registered in the name of the Holder or, subject to Section 13, such other name as shall be designated in the Exercise Notice. Unless the applicable Exercise Notice is revoked as provided in Section 3(a)(i), this Warrant shall be deemed to have been exercised, and such stock certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of the shares of Common Stock evidenced by such stock certificate or certificates for all purposes, as of the Exercise Date.

(d) No fractional shares of any security will be issued in connection with any exercise hereunder. As to any fraction of a share that would otherwise be issuable, the Company shall pay cash equal to such fraction multiplied by the Fair Market Value as of the applicable Exercise Date.
(e) If this Warrant shall have been exercised in part, the Company shall, not later than the time of delivery of the certificate or certificates representing the Warrant Shares being issued pursuant to such exercise, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexercised Warrant Shares subject to this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.
(f) The Company hereby represents and warrants to the Holder that all Warrant Shares issuable and issued upon the exercise of this Warrant pursuant to the terms hereof will be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and issued free and clear of any lien, encumbrance, security interest, pledge, mortgage, hypothecation, charge, adverse claim, title retention agreement of any nature or kind, or other encumbrance, except as provided for under applicable securities laws and Gaming Laws. The Company shall pay all of its expenses in connection with, and all issuance, transfer, stamp and other similar taxes and other governmental charges that may be imposed upon it with respect to, the exercise of this Warrant or the issue or delivery of Warrant Shares hereunder.
3. Exercise Cap; Redemptions.
(a) Exercise Cap.
(i) Subject to Section 3(a)(ii), the Holder shall not be entitled to exercise its rights to purchase Warrant Shares hereunder to the extent, and only to the extent, such exercise would cause such Holder, together with its Affiliates, to become the beneficial owner of more than 9.9% of the issued and outstanding shares of the Common Stock, as determined pursuant to Section 13 of the Exchange Act. (the “Exercise Cap”) The Company shall, within one Business Day of delivery by Holder of an Exercise Notice, notify the Holder in writing of (A) the number of Warrant Shares that would be issuable to the Holder if such exercise requested in such Exercise Notice were effected in full and (B) the number of issued and outstanding shares of the Common Stock (as determined pursuant to Section 13 of the Exchange Act) as of the most recent date such information is available to the Company, whereupon, notwithstanding anything to the contrary set forth herein, the Holder may within one Business Day of its receipt of the notice from the Company required by this Section revoke such Exercise Notice to the extent that it determines that such exercise would result in the Holder, together with its Affiliates, owning in excess of 9.9% of the issued and outstanding shares of Common Stock, as determined pursuant to Section 13 of the Exchange Act.

(ii) Notwithstanding anything to the contrary herein, Section 3(a)(i) shall not limit a Holder from exercising all or any portion of the Warrant if: (A) the Holder, the Other Holders and the Licensed Affiliates have obtained all Gaming Approvals necessary to hold, and to exercise in full, the Warrants and the Other Warrants, and the Holder has notified the Company in writing thereof and has not revoked such notification, or (B) none of the Holder, the Other Holders or the Licensed Affiliates are required under the Gaming Laws to obtain any Gaming Approval to hold, or to exercise in full, the Warrants and the Other Warrants (e.g., the Company does not own or hold any assets or rights that subject it to the authority or jurisdiction of a Gaming Authority), and the Holder has notified the Company in writing thereof and has not revoked such notification. In connection with the foregoing, the Company shall use its reasonable best efforts to keep the Holder apprised of all material facts pertaining to the business and affairs of the Company which have, or would reasonably be expected to have, a bearing upon the determination of whether any such Gaming Approvals are or continue to be required, including, without limitation, information pertaining to any acquisitions or dispositions of assets by the Company or any of its Affiliates that are subject to regulation under Gaming Laws, and shall, upon request from the Holder from time to time, provide any documents and records in its possession or in the possession of its Affiliates (to the extent available to the Company) that the Holder reasonably requests in order to determine whether such Gaming Approvals are required; provided, that, prior to receiving any documents and records, the Holder shall agree to comply with the Company’s insider trading policies as in effect and shall agree to keep the information contained therein confidential, including to the extent required so that the Company’s provision of such documents and records does not cause the Company to breach any confidentiality agreement to which it is a party.
(b) Redemption.
(i) In the event that the stockholders of the Company do not duly approve (including, without limitation, approval pursuant to the corporate governance requirements and listing rules promulgated by the Nasdaq Stock Market, including Rule 5635 thereof) the issuance of Common Stock in connection with the exercise the Warrants and the Other Warrants, on or prior to January 15, 2010, the Holder shall thereafter have the right, at any time and from time to time during the Exercise Period, subject to the vesting requirements of Section 4, to cause the Company to redeem at the Redemption Price all or any portion of this Warrant (subject to adjustment on the same basis as is the number of shares for which this Warrant is exercisable as a result of an event specified in Section 8(a), 8(b) or 8(c)).
(ii) In the event of a Gaming Event, the Holder shall thereafter have the right, at any time and from time to time during the Exercise Period, to cause the Company to redeem at the Redemption Price a portion of the Warrant such that the Holder, the Other Holders and the Licensed Affiliates are not required to receive any Gaming Approvals to continue to hold the Warrant or to exercise the Warrant in the manner contemplated herein.

(iii) In order to exercise its redemption rights, in whole or in part, pursuant to this Section 3(b), the Holder shall deliver this Warrant, together with a written notice setting forth the portion of the Warrant being redeemed pursuant to such notice (designated by the number of Warrant Shares underlying such portion of the Warrant), whether such redemption is pursuant to Section 3(b)(i) or 3(b)(ii) and wire transfer instructions to which the Company is to send the cash payment to the Holder of the Redemption Price, to the Company at its principal offices prior to 1:00 p.m., New York City time, on a Business Day, and such redemption shall be effective as of the close of business on the day such notice is received by the Company (a “Redemption Date”). The Redemption Date for any redemption notice delivered to the Company after 1:00 p.m., New York City time, on any Business Day shall be the next succeeding Business Day. As soon as practicable after each such Redemption Date, and in any event within five (5) Business Days thereafter, the Company shall send to the Holder by wire transfer of immediately available funds the Redemption Price for the redemption on such Redemption Date, together with written notice of its calculation of the Redemption Price, and a new Warrant evidencing the rights of the Holder with respect to the portion of the Warrant that was not redeemed, and such new Warrant shall in all other respects be identical to this Warrant.
4. Vesting.
(a) The Warrant shall vest and shall become exercisable or shall fail to vest and shall be forfeited in each case in accordance with this Section 4.
(b) If the Fund shall have failed to close on at least (i) $100,000,000 in aggregate capital commitments on or prior to January 30, 2011 or (ii) $500,000,000 in aggregate capital commitments on or prior to the second anniversary of the Issue Date, then no portion of the Warrant shall vest and the Warrant shall be forfeited in its entirety on such second anniversary date.
(c) If the Fund shall have closed on at least $500,000,000 in aggregate capital commitments on or prior to the second anniversary of the date hereof, then:
(i) 40% of the Warrant shall vest on the earliest date on which the Fund closes on at least $500,000,000 in aggregate capital commitments;
(ii) an additional 20% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $333,333,333;
(iii) an additional 20% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $416,666,667;
(iv) an additional 15% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $479,166,667, and
(v) the final 5% of the Warrant shall vest on the date on which Cumulative Invested Funds first equals or exceeds $500,000,000.
(d) If an Alternative Structure is formed, arranged or used in addition to or in lieu of the Fund for purposes of undertaking in whole or in part the purpose or functions of the Fund as contemplated by the REF Agreement, then the provisions of this Warrant shall be interpreted to apply mutatis mutandis with respect to such Alternative Structure, including by interpreting references in this Warrant to the “Fund” to include reference to such Alternative Structure and references in this Warrant to the capital commitments to the Fund to include reference to the capital of such Alternative Structure.

5. No Impairment; Regulatory Compliance and Cooperation; Gaming Trigger.
(a) The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the material terms of this Warrant, but will at all times in good faith assist in carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (ii) obtain all such authorizations, exemptions or consents from any regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
(b) Notwithstanding anything the contrary herein, if any exercise of all or any portion of this Warrant pursuant to Section 2, a redemption of all of any portion of this Warrant pursuant to Section 3(b) or a transfer of all or any portion of this Warrant pursuant to Section 13 requires the consent, approval, waiver, or authorization of any governmental authority or any third party (including, without limitation, the Nasdaq Stock Market) as a condition to the lawful and valid exercise, redemption or transfer, as the case may be, then each of the time periods provided in Section 2, Section 3(b), or Section 13, as applicable, for the consummation thereof shall be suspended for the period of time during which any such consent, approval, waiver, or authorization is being pursued, and if and to the extent that any such suspension causes the consummation thereof to occur after the intended Expiration Date, then such Expiration Date shall be extended to (i) in the event of an exercise or redemption, the date of consummation thereof, and (ii) in the event of a transfer, 30 days following the date of consummation thereof. The Company agrees to use its reasonable best efforts to obtain, or to assist the affected person in obtaining, any such consent, approval, waiver, or authorization (it being understood that the Company and its subsidiaries shall not have to enter into any agreements restricting the conduct of their business or agree to dispose of any assets or rights) and shall cooperate and use its reasonable best efforts to respond as promptly as practicable to all inquiries received by it or by the affected person from any governmental authority for initial or additional information or documentation in connection therewith. The Company and the Holder shall each bear their own costs and expenses in connection with this Section 5(b), except that in the case of filing fees for any notification and report forms contemplated by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (and the rules and regulations promulgated thereunder), the Company shall promptly reimburse the holders of Warrants and Other Warrants up to $22,500 of such fees in the aggregate upon written request therefor.
(c) In the event of a Gaming Trigger that is not a Gaming Event, upon notice thereof by the Holder to the Company, the Company and the Holder shall meet and cooperate promptly and in good faith to amend and/or restructure this Warrant such that (i) the Holder continues to receive, to the greatest extent practicable, the intended economic benefits hereunder, (ii) the Company continues to receive, to the greatest extent practicable, the intended economic benefits hereunder and (iii) the Holder, the Other Holders and the Licensed Affiliates are not required to obtain any Gaming Approvals to hold or to exercise this Warrant or any Other Warrants.

6. Expiration. This Warrant and the right to purchase Warrant Shares upon exercise hereof shall expire at 11:59 p.m. New York City time on April 15, 2017 (as may be extended pursuant to Section 5(b), the “Expiration Date”).
7. Notices of Record Date, etc. In case:
(a) the Company shall take a record of the holders of the Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock or any class or any other securities, or to receive any other right, or
(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company in any one transaction or a series of related transactions, or
(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or
(d) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class, then, and in each such case:
the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the estimated effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of the Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 calendar days prior to the record date or effective date for the event specified in such notice. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant.
8. Adjustment of Number of Warrant Shares and Exercise Price. The number and kind of Warrant Shares and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows; provided, that, if more than one subsection of this Section 8 is applicable to a single event, the subsection that produces the largest adjustment shall be applied, and no single event shall cause an adjustment under more than one subsection of this Section 8 to the extent of any resulting duplication; provided, further, that, no such adjustment shall be made to the extent that it would cause the Warrant to be treated as “nonqualified deferred compensation” within the meaning of Section 409A:
(a) Upon Stock Dividends or Splits. If, at any time after the Issue Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, effective as of the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased so that the number of shares of Common Stock purchasable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

(b) Upon Combinations. If, at any time after the Issue Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Exercise Price shall be appropriately increased so that the number of shares of Common Stock purchasable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.
(c) Upon Reclassifications, Reorganizations, Consolidations or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), this Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of Warrant Shares underlying this Warrant (immediately prior to the time of such reorganization, reclassification, consolidation or merger) would have been entitled upon such reorganization, reclassification, consolidation or merger; provided, that, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of any such reorganization, reclassification, consolidation or merger, then the consideration that the Holder shall be entitled to receive upon exercise of this Warrant shall be the types and amounts of consideration received by the majority of all holders of the shares of Common Stock that affirmatively make an election (or of all such holders if none make an election); provided, further, that, to the extent that such consideration would otherwise cause this Warrant to be treated as “nonqualified deferred compensation” within the meaning of Section 409A, the Holder and the Company shall cooperate in good faith to endeavor to cause this Warrant to be adjusted in such a way as would not cause this Warrant to be treated as nonqualified deferred compensation. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers.
(d) Extraordinary Distributions. In case the Company shall fix a record date for the making of an Extraordinary Distribution to all holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants, in each such case, the Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Fair Market Value as of the last trading day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange or quotation system on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed, as reasonably determined by the Board of Directors, in respect of one share of Common Stock divided by (y) such Fair Market Value on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed.

(e) Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 8(a), 8(b) or 8(c), the Holder shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares underlying this Warrant and dividing the product thereof by the Exercise Price resulting from such adjustment.
(f) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 8 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 8 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of shares of Common Stock into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.
(g) Notice of Adjustment. Whenever the terms of this Warrant are adjusted pursuant to this Section 8 or pursuant to any other applicable provision hereof, the Company shall deliver to the Holder in accordance with the notice provisions below a certificate signed by the Company’s President or Chief Financial Officer describing, in reasonable detail, the change or event requiring such adjustment and the newly adjusted Exercise Price and, as applicable, the kind and amount of shares, securities or other property purchasable hereunder after giving effect to such adjustment.
(h) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action that would require an adjustment pursuant to this Section 8, the Company shall take any and all actions that may be necessary, including obtaining regulatory, the Nasdaq Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Holder is entitled to receive upon exercise of this Warrant.
9. Ordinary Distributions. In the event that (a) the Company shall make a distribution to holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants, and (b) such distribution does not result in an adjustment pursuant to Section 8, then concurrently with any such distribution, the Holder shall be entitled to a payment in an amount equal to the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed, as reasonably determined by the Board of Directors, in respect of the Warrant Shares that would be held by the Holder if the vested portion of this Warrant as of the record date for such distribution was exercised in full on such record date pursuant to Section 2 hereof.

10. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. All securities which shall be so issuable, when issued upon exercise of the Warrant in accordance herewith, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.
11. Replacement of Warrants. Upon delivery by the Holder to the Company of evidence reasonably satisfactory to the Company (such as an affidavit of the Holder) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor and dated as of the Issue Date.
12. No Rights as Stockholder. Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
13. Transfer.
(a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available, including if the Warrant or the Warrant Shares are sold in accordance with Rule 144 promulgated under the Securities Act or any successor rule or regulation hereafter adopted by the Securities and Exchange Commission.
(b) Restrictions on Transfer.
(i) Subject to Section 5.9 of the Purchase Agreement, the Holder shall not pledge, sell, encumber, assign, or otherwise transfer all or any portion of this Warrant prior to the third anniversary date of the Issue Date (the “Third Anniversary”); provided, that, on and after the date that any portion of this Warrant first vests pursuant to Section 4, nothing in this clause (i) shall restrict the rights of the Holder to sell, assign or otherwise transfer (A) all or any portion of this Warrant (whether vested or unvested) to a subsidiary of such Holder or to an investment fund under common control with The Yucaipa Companies, LLC (including, an “alternative investment vehicle” that is affiliated with any such investment fund), or (B) all of this Warrant to the persons directly holding the equity interests in the Holder in connection with a liquidation of such Holder in accordance with the provisions of the constituent documents of such Holder.

(ii) On and after the Third Anniversary, the Holder may pledge, sell, encumber, assign, or otherwise transfer all or any portion of this Warrant (whether vested or unvested) to any person, other than a Competitor; provided, that, a portion of this Warrant has vested pursuant to Section 4; provided, further, that, if any Preferred Securities are outstanding on the Seventh Anniversary, unless and until all such Preferred Securities have been redeemed, the foregoing restriction on pledges, sales, encumbrances, assignments or transfers to Competitors shall not be applicable.
(iii) The Holder may pledge, sell, encumber, assign, or otherwise transfer any or all shares of Common Stock received upon exercise of this Warrant to any person, other than a Competitor; provided, that, if any Preferred Securities are outstanding on the Seventh Anniversary, unless and until all such Preferred Securities have been redeemed, the foregoing restriction on pledges, sales, encumbrances, assignments or transfers to Competitors shall not be applicable.
(c) Transfer Notice. Promptly following the sale, assignment or other transfer of all or a portion of this Warrant, the Holder shall surrender this Warrant to the Company, together with written notice of (i) the name, address, telephone number and facsimile number of the transferee and (ii) the portion of this Warrant so transferred (designated by the number of Warrant Shares underlying such portion of the Warrant). Promptly following delivery by the Holder of such notice, the Company shall promptly (and in any event within 7 days thereafter) (A) deliver to the designated transferee a new Warrant evidencing the rights of such transferee to purchase the Warrant Shares in the denominations as set forth in such notice, (B) if applicable, deliver to the Holder a new Warrant evidencing the balance of this Warrant not assigned by the Holder, and (C) register on the books and records of the Company such transfer. Such new Warrants shall in all other respects be identical to this Warrant. All or any portion of this Warrant, if properly assigned in compliance with this Section 13, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.
(d) Legends. Unless the Warrant Shares have been registered under the Securities Act or transferred pursuant to Rule 144 to a person who is not an affiliate of the Company, it is understood and agreed that any Warrant or certificate representing Warrant Shares shall bear the following legend:
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

(e) Rule 144 Information. The Company covenants that it will use its reasonable best efforts to file timely all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use its reasonable best efforts to take such further action as a Holder may reasonably request, in each case, to the extent required from time to time to enable the Holder to, if permitted by the terms of this Warrant, sell this Warrant without registration under the Securities Act within the limitations of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the written request of the Holder, the Company will deliver to such Holder a written statement that it has complied with such requirements.
14. Miscellaneous.
(a) Delivery of Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be sufficiently made if sent by first class mail, postage prepaid, personal delivery or by facsimile to the address or facsimile number, as applicable, of such Holder appearing on the books of the Company maintained for such purpose (as changed by the Holder from time to time by like notice). All notices and other communications from the Holder of this Warrant or in connection herewith to the Company, including any Exercise Notice or notice of redemption pursuant to Section 3(b), shall be sufficiently made if sent by first class mail, postage prepaid, personal delivery or by facsimile to the address or facsimile number, as applicable, of the Company at its principal offices as shown below or as changed by the Company from time to time by like notice. Any notice and other communication in accordance with this Section 14(a) shall be deemed to be delivered, given and received for all purposes as of: (i) three Business Days immediately following the date sent, if sent by first class mail, postage prepaid, (ii) the date so delivered, if delivered personally, and (iii) the date sent, if sent by facsimile.
(b) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such person.
(c) Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Shares other than pursuant to an exercise of this Warrant or give rise to any status of or liability as a stockholder of the Company, whether such status or liability is asserted by the Company or by creditors of the Company.
(d) Remedies. Each Holder of Warrants and/or Warrant Shares, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.
(e) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

(f) Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. Notwithstanding the foregoing, the Holder may, by written notice to the Company at any time and from time to time, reduce the Exercise Cap hereunder to a lower percentage.
(g) Successors and Assigns. Subject to the terms hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of Warrant Shares issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.
(h) Section 409A. The parties agree that this Warrant is intended to constitute a compensatory “stock option” that does not constitute “nonqualified deferred compensation” within the meaning of Section 409A and is therefore exempt from the requirements of Section 409A. The provisions of this Warrant shall be interpreted in accordance with Section 409A, to the extent applicable.
(i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.
(j) Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
(k) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

MORGANS HOTEL GROUP CO.

By:

Name:
Title:

Principal Office:

475 Tenth Ave. New York, New York 10018 Facsimile Number: (212) 277-4280 Attention: Corporate Secretary

ATTACHMENT A
NOTICE OF EXERCISE
Morgans Hotel Group Co. (the “Company”)
Attention: Corporate Secretary
The undersigned Holder of this Warrant exercises [this Warrant in full] [a portion of this Warrant for [_____] shares of Common Stock of the Company], on a net exercise basis in accordance with Section 2(b) of this Warrant, and hereby instructs the Company (a) to issue certificates for a number of Warrant Shares determined pursuant to Section 2(b) of this Warrant in the name of and delivered to __________________ whose address is ____________________________ and (b) if such issued shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, to deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable under the Warrant to the undersigned.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(Dated)